SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 4, 2000
                     --------------------------------------
                Date of Report (Date of earliest event reported)


                                  PepsiCo, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina

                        ---------------------------------
                 (State or other jurisdiction of incorporation)


                 1-1183                               13-1584302
         (Commission File Number)          (IRS Employer Identification No.)



                700 Anderson Hill Road, Purchase, New York 10577
                   -------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 253-2000

Item 5.           Other Information

     The information contained in Exhibit 20.1 and Exhibit 20.2 hereto are incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  12/4/2000
                                                   PepsiCo, Inc.


                                          By:      LAWRENCE F. DICKIE    /S/
                                                   -------------------------
                                                   Lawrence F. Dickie

                                                   Vice President,
                                                   Associate General Counsel
                                                   and Assistant Secretary

                                INDEX TO EXHIBITS



 Exhibit Number                 Description                             Page

     20.1            Press release dated December 4, 2000 from            4
                     PepsiCo, Inc. and The Quaker Oats Company.


     20.2            Press release dated December 4, 2000 from
                     PepsiCo, Inc.                                        7


                                     Page 3